UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 27, 2025
(May 23, 2025)

Name of Registrant, State of Incorporation, Address Of Principal Executive Offices, Telephone Number, Commission File No., IRS Employer Identification No.
TXNM Energy, Inc.
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-32462
IRS Employer Identification No. - 85-0468296

Texas-New Mexico Power Company
(A Texas Corporation)
577 N. Garden Ridge Blvd.
Lewisville, Texas 75067
Telephone Number - (972) 420-4189
Commission File No. - 002-97230
IRS Employer Identification No. - 75-0204070
____________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
TXNM Energy, Inc.	Common Stock, no par value	TXNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Amendments to TXNM Credit Agreements

On May 23, 2025, TXNM Energy, Inc., a New Mexico corporation (“TXNM”) entered into the Fourteenth Amendment to Credit Agreement (“TXNM Revolver Amendment”) amending its $300.0 million revolving credit agreement (“TXNM Revolver”), among TXNM, the lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent. The TXNM Revolver Amendment is effective May 23, 2025 and amends the definition of “Change of Control” in the TXNM Revolver such that the entry by TXNM into the Agreement and Plan of Merger dated May 18, 2025, among Troy ParentCo LLC, Troy Merger Sub Inc. and TXNM (the “Merger Agreement”) will not be a Change of Control for purposes of the TXNM Revolver. The TXNM Revolver Amendment also waives the Change of Control and any other event of default arising from TXNM’s entry into the Merger Agreement.

On May 23, 2025, TXNM entered into the First Amendment to Term Loan Agreement (“TXNM Term Loan Amendment”) amending its $500.0 million term loan agreement (the “TXNM $500 Million Term Loan”) among TXNM, the lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent. The TXNM $500 Million Term Loan Amendment is effective May 23, 2025 and amends the definition of “Change of Control” in the TXNM $500 Million Term Loan such that the entry by TXNM into the Merger Agreement will not be a Change of Control for purposes of the TXNM $500 Million Term Loan. The TXNM $500 Million Term Loan Amendment also waives the Change of Control and any other event of default arising from TXNM’s entry into the Merger Agreement.

On May 18, 2025, TXNM entered into a Consent and Waiver to Standby Letter of Credit Agreement (“TXNM LOC Waiver”) with respect to its $30.3 million standby letter of credit facility with Wells Fargo Bank, National Association. The TXNM LOC Waiver is effective as of May 18, 2025 and waives the change of control event of default arising from TXNM’s entry into the Merger Agreement.

The above descriptions of the TXNM Revolver Amendment, the TXNM $500 Million Term Loan Amendment and the TXNM LOC Waiver are not complete and are qualified in their entirety by reference to the entire TXNM Revolver Amendment, TXNM $500 Million Term Loan Amendment and TXNM LOC Waiver, copies of which are attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively, and incorporated herein by reference.

Amendment to TNMP Credit Agreement and No Bond Repurchase Event

On May 23, 2025, Texas-New Mexico Power Company (“TNMP”) entered into the First Amendment to Credit Agreement (“TNMP Revolver Amendment”) amending its $200 million revolving credit agreement (the “TNMP Revolver”), among TNMP, the lenders identified therein and Wells Fargo Bank, National Association, as administrative agent. The TNMP Revolver Amendment is effective May 23,2025 and amends the definition of “Change of Control” in the TNMP Revolver such that the entry by TXNM into the Merger Agreement will not be a Change of Control for purposes of the TNMP Revolver. The TNMP Revolver also waives the Change of Control and any other event of default arising from TXNM’s entry into the Merger Agreement.

In addition, as previously disclosed in the Current Report on Form 8-K, dated as of May 19, 2025 filed by TXNM and TNMP, TNMP has $1.505 billion of outstanding First Mortgage Bonds (“TNMP FMBs”) that include a “Bond Repurchase Event” provision. The execution of the TNMP Revolver Amendment means that no Bond Repurchase Event will occur with respect to the TNMP FMBs.

The above description of the TNMP Revolver Amendment is not complete and is qualified in its entirety by reference to the entire TNMP Revolver Amendment, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Termination of TXNM Merger Backstop Revolving Facility

On May 23, 2025, the $910 million 364-day revolving credit facility (the “TXNM Merger Backstop Revolving Facility”) by and among TXNM, the lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent, terminated in accordance with its terms because TXNM obtained the necessary waivers and/or amendments described above which meant that a Prepayment Event (as defined in the TXNM Merger Backstop Revolving Facility) occurred.

Item 1.02 Termination of a Material Definitive Agreement.

The information required by this item is included in Item 1.01 and incorporated herein by reference

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in Item 1.01 and incorporated herein by reference.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information required by this item is included in Item 1.01 and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, on September 20, 2024 and May 19, 2025, Ms. Elisabeth A. Eden, Senior Vice President, Finance, announced her intention to retire, effective as of a date that is mutually agreeable between Ms. Eden and TXNM. Ms. Eden will retire in September 2025.

Item 9.01            Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	Fourteenth Amendment to Credit Agreement, dated as of May 23, 2025, among TXNM Energy, Inc., the lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent.

10.2	First Amendment to Term Loan Agreement, dated as of May 23, 2025, among TXNM Energy, Inc., the lenders party thereto, and Wells Fargo Bank, National Association, as administrative agent.

10.3	Consent and Waiver to Standby Letter of Credit, dated May 18, 2025, between TXNM Energy, Inc. and Wells Fargo Bank, National Association.

10.4	First Amendment to Credit Agreement, dated May 23, 2025, between Texas-New Mexico Power Company, the lenders party thereto and Wells Fargo Bank, National Association.

104	Cover page in Inline XBRL format

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

TXNM ENERGY, INC.
TEXAS-NEW MEXICO POWER COMPANY
(Registrants)

Date: May 27, 2025	/s/ Gerald R. Bischoff
Gerald R. Bischoff
Vice President and Corporate Controller
(Officer duly authorized to sign this report)